WisdomTree Trust

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

(the “Fund”)

Supplement dated October 15, 2025, to the

currently effective Statement of Additional Information (the “SAI”), as supplemented

The following information supplements and should be read in conjunction with the SAI.

Effective on or about October 16, 2025, the Fund’s index, WisdomTree Emerging Markets ex-State-Owned Enterprises Index (the “Index”), will include passive foreign investment companies. The related changes are described below.

In the “Index Description - Constituent Selection Criteria” section of the SAI, the following information replaces the information related to the Index.

WisdomTree Emerging Markets ex-State-Owned Enterprises Index: Common stocks, REITs (except mortgage REITs), tracking stocks, holding companies, and passive foreign investment companies are eligible for inclusion in the Index. Furthermore, the Index restricts investments in Argentina, except that ADRs or GDRs are used. Limited partnerships, limited liability companies, royalty trusts, preferred stock, rights, and other derivative securities are all excluded.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SAI-XSOE-1025